Exhibit 99

FOR RELEASE 3:00 P.M. CENTRAL Thursday, October 29, 2009 Contact: John K. Bakewell (901) 867-4527
Wright Medical Group, Inc. Reports Results for Third
Quarter Ended September 30, 2009
Net Sales and Adjusted EPS Exceed Previously Communicated Outlook Ranges
Strong U.S. Extremities Growth Continues with 24% Increase Over Prior Year
ARLINGTON, TN — October 29, 2009 — Wright Medical Group, Inc. (NASDAQ: WMGI), a global orthopaedic medical device company specializing in the design, manufacture and marketing of reconstructive joint devices and biologics, today reported financial results for its third quarter ended September 30, 2009.
Net sales totaled $117.7 million during the third quarter ended September 30, 2009, representing a 6% increase over net sales of $111.1 million during the third quarter of 2008. Foreign currency had no net impact on the Company’s third quarter 2009 sales results.
For the third quarter of 2009, the Company recorded net income of $4.2 million, or $0.11 per diluted share, compared to net income for the third quarter of 2008 of $4.2 million, or $0.11 per diluted share. Net income for the third quarter of 2009 included the after-tax effects of approximately $3.3 million of non-cash stock-based compensation expense, $1.6 million of expenses related to the ongoing U.S. governmental inquiries, and $131,000 of restructuring charges related to the previously announced closure of the Company’s Toulon, France operations. Net income for the third quarter of 2008 included the after-tax effects of approximately $3.4 million of non-cash stock-based compensation expense, $1.5 million of expenses related to the ongoing U.S. Governmental inquiries, and $685,000 of restructuring charges related to the previously announced closure of the Company’s Toulon, France operations.
Excluding those items previously mentioned, third quarter net income, as adjusted, totaled $7.6 million in 2009 compared to $7.6 million in 2008, while diluted earnings per share, as adjusted, totaled to $0.19 for both the third quarter of 2009 and 2008. A reconciliation of U.S. GAAP to “as adjusted” results is included in the attached financial tables.
Gary D. Henley, President and Chief Executive Officer commented, “Highlights for the quarter were continued excellent sales performance by our U.S. extremities franchise, significant improvement in our international business, and better than expected foreign currency exchange rates. Together these helped us exceed our top-line guidance range.”
Mr. Henley continued, “We are also pleased with our operational execution again this quarter as excellent expense control and working capital improvement drove adjusted EPS results above our previously communicated earnings outlook range and produced free cash flow of $8.8 million for the quarter. Additionally, we continued to expand the underlying capabilities of our business, including the further expansion of our product portfolios, the enhancement and expansion of our sales force, and the continued improvement of our working capital utilization.”

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Sales Review
Global net sales of the Company’s extremity, hip, and knee product lines increased by 18%, 7%, and 5%, respectively, while the biologics product line declined 4% during the third quarter of 2009 when compared to the third quarter of 2008.
Domestic sales totaled $73.8 million during the third quarter of 2009, representing an increase of 4% compared to prior year. Domestically, the Company experienced growth in its extremity and knee product lines of 24% and 1%, while its biologics and hip product lines declined 3% and 4%, respectively.
International sales, as reported, were $44.0 million for the third quarter of 2009, representing an increase of 9% compared to prior year, both as reported and constant currency. There was no net impact of foreign currency during the third quarter of 2009.
Outlook
The Company’s earnings targets, as communicated in the guidance ranges stated below for the full year and the fourth quarter of 2009 exclude the effect of possible future acquisitions, other material future business developments, the impact of recording non-cash stock-based compensation and restructuring charges, and costs associated with the Company’s ongoing U.S. governmental inquiries.
The Company has narrowed its sales target for the full year 2009 to a range of $480 million to $485 million, representing the upper end of its previously-communicated guidance range of $475 million to $485 million. This new sales target represents annualized as-reported growth between approximately 3% and 4% and constant-currency growth expectations of approximately 4% to 5%. The Company is also narrowing its previously-communicated as-adjusted earnings per share outlook to a target range for the full year of $0.80 to $0.84 per diluted share compared to its previously communicated guidance range of $0.78 to $0.85 per share.
The Company’s anticipated targets for the fourth quarter of 2009 for net sales are in the range of $122 million to $127 million, representing as-reported sales growth objectives between approximately 2% and 6% and constant-currency growth expectations of approximately 1% to 5%, with as-adjusted earnings per share results ranging from $0.22 to $0.26 per diluted share.
As noted above, the Company’s financial targets exclude the impact of non-cash stock-based compensation charges as well as the impact of restructuring charges. While the amount of the non-cash stock-based compensation charges will vary depending upon a number of factors, many of which not being within the Company’s control, the Company currently estimates that the after-tax impact of those expenses will range from $0.22 to $0.23 per diluted share for the full year 2009 and $0.06 to $0.07 per diluted share for the fourth quarter of 2009. With regard to restructuring charges, the Company has restated its estimate of total pre-tax charges related to the closing of the Toulon facilities to a range of approximately $28 million to $32 million, of which $26.6 million have been incurred to date. Additionally, we anticipate incurring pre-tax restructuring charges related to the change in our French distribution and support model of $4 million to $5 million, with $3 million to $4 million of these charges in the fourth quarter of 2009.
The Company’s anticipated targets for net sales, adjusted earnings per share, stock-based compensation charges and restructuring charges are forward-looking statements. They are subject to various risks and uncertainties that could cause the Company’s actual results to differ materially from the anticipated targets. The anticipated targets are not predictions of the Company’s actual performance. See the cautionary information about forward-looking statements in the “Safe-Harbor Statement” section of this press release.

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Conference Call
As previously announced, the Company will host a conference call starting at 3:30 p.m. (Central Time) today. The live dial-in number for the call is 866-314-5050 (domestic) or 617-213-8051 (international). The participant passcode for the call is “wright.” To access a simultaneous webcast of the conference call via the internet, go to the “Corporate — Investor Information” section of the Company’s website located at www.wmt.com. A replay of the conference call by telephone will be available starting at 6:30 p.m. (Central Time) today and continuing until November 5, 2009. To hear this replay, dial 888-286-8010 (domestic) or 617-801-6888 (international) and enter the passcode 71198224. A replay of the conference call will also be available via the internet starting today and continuing for at least 12 months. To access a replay of the conference call via the internet, go to the “Corporate — Investor Information - Audio Archives” section of the Company’s website located at www.wmt.com.

The conference call may include a discussion of non-GAAP financial measures. Reference is made to the most directly comparable GAAP financial measures, the reconciliation of the differences between the two financial measures, and the other information included in this press release, our Form 8-K filed with the SEC today, or otherwise available in the “Corporate — Investor Information - Supplemental Financial Information” section of the Company’s website located at www.wmt.com.
The conference call may include forward-looking statements. See the cautionary information about forward-looking statements in the “Safe-Harbor Statement” section of this press release.
Non-GAAP Financial Measures
The Company uses non-GAAP financial measures, such as net sales, excluding the impact of foreign currency, operating income, as adjusted, net income, as adjusted, net income, as adjusted, per diluted share, and effective tax rate, as adjusted. The Company’s management believes that the presentation of these measures provides useful information to investors. These measures may assist investors in evaluating the Company’s operations, period over period. The measures exclude such items as business development activities, including purchased in-process research and development, the financial impact of significant litigation, costs related to the on-going U.S. governmental inquiries, restructuring charges and non-cash stock-based expense, all of which may be highly variable, difficult to predict and of a size that could have substantial impact on the Company’s reported results of operations for a period. Management uses these measures internally for evaluation of the performance of the business, including the allocation of resources and the evaluation of results relative to employee performance compensation targets. Investors should consider these non-GAAP measures only as a supplement to, not as a substitute for or as superior to, measures of financial performance prepared in accordance with GAAP.
Safe-Harbor Statement
This press release contains “forward-looking statements” as defined under U.S. federal securities laws. These statements reflect management’s current knowledge, assumptions, beliefs, estimates, and expectations and express management’s current views of future performance, results, and trends and may be identified by their use of terms such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,” “will,” and other similar terms. Forward-looking statements are subject to a number of risks and uncertainties that could cause our actual results to materially differ from those described in the forward-looking statements. Such risks and uncertainties include those discussed in our filings with the Securities and Exchange Commission (including those described in Item 1A of our Annual Report on Form 10-K for the year ended December 31, 2008, under the heading, “Risk Factors” and our subsequently filed Exchange Act reports). Readers should not place undue reliance on forward-looking statements. Such statements are made as of the date of this press release, and we undertake no obligation to update such statements after this date.
Wright Medical Group, Inc. is a global orthopaedic medical device company specializing in the design, manufacture and marketing of reconstructive joint devices and biologics. The Company has been in business for more than 50 years and markets its products in over 60 countries worldwide. For more information about Wright Medical, visit the Company’s website at www.wmt.com.
—Tables Follow—

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Wright Medical Group, Inc.
Condensed Consolidated Statements of Operations
(in thousands, except per share data—unaudited)

	Three Months Ended		Nine Months Ended
	September 30,	September 30,	September 30,	September 30,
	2009	2008	2009	2008
Net sales	$117,742	$111,096	$357,580	$345,438
Cost of sales	35,880	32,038	110,646	99,287

Gross profit	81,862	79,058	246,934	246,151

Operating expenses:
Selling, general and administrative	63,703	61,897	196,133	197,361
Research and development	8,537	8,338	26,460	24,715
Amortization of intangible assets	1,274	1,287	3,899	3,604
Restructuring charges	131	685	991	5,595
Acquired in-process research and development	—	—	—	2,490

Total operating expenses	73,645	72,207	227,483	233,765

Operating income	8,217	6,851	19,451	12,386
Interest expense, net	1,435	717	3,974	1,127
Other (income) expense, net	108	(284)	(358)	(907)

Income before income taxes	6,674	6,418	15,835	12,166
Provision for income taxes	2,522	2,231	5,939	6,278

Net income	$4,152	$4,187	$9,896	$5,888

Net income per share, basic	$0.11	$0.11	$0.27	$0.16

Net income per share, diluted	$0.11	$0.11	$0.26	$0.16

Weighted-average number of common shares outstanding, basic	37,431	37,095	37,331	36,845

Weighted-average number of common shares outstanding, diluted	37,551	38,037	37,395	37,536

Wright Medical Group, Inc.
Consolidated Sales Analysis
(dollars in thousands—unaudited)

	Three Months Ended			Nine Months Ended
	September 30,	September 30,	%	September 30,	September 30,	%
	2009	2008	change	2009	2008	change
Geographic
Domestic	$73,780	$70,883	4.1%	$221,280	$207,242	6.8%
International	43,962	40,213	9.3%	136,300	138,196	(1.4%)

Total net sales	$117,742	$111,096	6.0%	$357,580	$345,438	3.5%

Product Line
Hip products	$40,055	$37,562	6.6%	$123,030	$118,873	3.5%
Knee products	30,114	28,692	5.0%	90,727	90,116	0.7%
Extremity products	25,546	21,706	17.7%	77,116	64,070	20.4%
Biologics products	19,437	20,197	(3.8%)	58,672	61,548	(4.7%)
Other	2,590	2,939	(11.9%)	8,035	10,831	(25.8%)

Total net sales	$117,742	$111,096	6.0%	$357,580	$345,438	3.5%

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Wright Medical Group, Inc.
Reconciliation of Net Sales to Net Sales Excluding the Impact of Foreign Currency
(dollars in thousands—unaudited)

	Three Months Ended		Nine Months Ended
	September 30, 2009		September 30, 2009
	International Net	Total	International Net	Total
	Sales	Net Sales	Sales	Net Sales
Net sales, as reported	$43,962	$117,742	$136,300	$357,580
Currency impact as compared to prior period	0	0	6,419	6,419

Net sales, excluding the impact of foreign currency	$43,962	$117,742	$142,719	$363,999

Wright Medical Group, Inc.
Reconciliation of As Reported Results to Non-GAAP Financial Measures
(in thousands, except per share data—unaudited)

	Three Months Ended		Nine Months Ended
	September 30,	September 30,	September 30,	September 30,
	2009	2008	2009	2008
Operating Income
Operating income, as reported	$8,217	$6,851	$19,451	$12,386

Reconciling items impacting Gross Profit:
Inventory step-up amortization	10	22	70	95
Non-cash, stock-based compensation	335	300	938	952

Total	345	322	1,008	1,047

Reconciling items impacting Selling, General and Administrative expenses:
Non-cash, stock-based compensation	2,517	2,623	7,822	8,440
U.S. governmental inquiries	1,585	1,546	7,659	4,732
Appellate court decision	—	—	—	2,346

Total	4,102	4,169	15,481	15,518

Reconciling items impacting Research and Development expenses:
Non-cash, stock-based compensation	480	430	1,440	1,096

Other Reconciling Items:
Restructuring charges	131	685	991	5,595
Acquired in-process research and development	—	—	—	2,490

Total	131	685	991	8,085

Operating income, as adjusted	$13,275	$12,457	$38,371	$38,132

Operating income, as adjusted, as a percentage of net sales	11.3%	11.2%	10.7%	11.0%

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Wright Medical Group, Inc.
Reconciliation of As Reported Results to Non-GAAP Financial Measures
(continued)

	Three Months Ended		Nine Months Ended
	September 30,	September 30,	September 30,	September 30,
	2009	2008	2009	2008
Net Income
Net income, as reported	$4,152	$4,187	$9,896	$5,888
Pre-tax impact of reconciling items:
Non-cash, stock-based compensation	3,332	3,353	10,200	10,488
Restructuring charges	131	685	991	5,595
Inventory step-up amortization	10	22	70	95
U.S. governmental inquiries	1,585	1,546	7,659	4,732
Appellate court decision (including interest)	—	—	—	2,638
Acquired in-process research and development	—	—	—	2,490

Total	5,058	5,606	18,920	26,038

Tax effect of reconciling items:
Non-cash, stock-based compensation	(968)	(1,118)	(3,005)	(3,098)
Restructuring charges	(52)	(437)	(387)	(2,167)
Inventory step-up amortization	(4)	(9)	(27)	(37)
U.S. governmental inquiries	(624)	(609)	(2,997)	(1,865)
Appellate court decision	—	—	—	(1,039)
Acquired in-process research and development	—	—	—	—

Total	(1,648)	(2,173)	(6,416)	(8,206)

Net income, as adjusted	$7,562	$7,620	$22,400	$23,720

	Three Months Ended		Three Months Ended
	September 30, 2009		September 30, 2008
	As Reported	As Adjusted	As Reported	As Adjusted
Basic net income	$4,152	$7,562	$4,187	$7,620
Interest expense on convertible notes	N/A	935	N/A	937

Diluted net income	$4,152	$8,497	$4,187	$8,557

Basic shares	37,431	37,431	37,095	37,095
Dilutive effect of stock options and restricted shares	120	120	942	942
Dilutive effect of convertible notes	N/A	6,126	—	6,126

Diluted shares	37,551	43,677	38,037	44,163

Net income per share, diluted	$0.11	$0.19	$0.11	$0.19

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Wright Medical Group, Inc.
Reconciliation of As Reported Results to Non-GAAP Financial Measures
(continued)

	Nine Months Ended		Nine Months Ended
	September 30, 2009		September 30, 2008
	As Reported	As Adjusted	As Reported	As Adjusted
Basic net income	$9,896	$22,400	$5,888	$23,720
Interest expense on convertible notes	N/A	2,805	N/A	2,811

Diluted net income	$9,896	$25,205	$5,888	$26,531

Basic shares	37,331	37,331	36,845	36,845
Dilutive effect of stock options and restricted shares	64	64	691	691
Dilutive effect of convertible notes	—	6,126	—	6,126

Diluted shares	37,395	43,521	37,536	43,662

Net income per share, diluted	$0.26	$0.58	$0.16	$0.61

	Three Months Ended		Nine Months Ended
	September 30,	September 30,	September 30,	September 30,
	2009	2008	2009	2008
Net Income per Diluted Share
Net income, as reported, per diluted share	$0.11	$0.11	$0.26	$0.16
Interest expense on convertible notes	0.02	0.02	0.06	0.06
Dilutive effect of convertible notes	(0.02)	(0.02)	(0.04)	(0.02)
Non-cash, stock-based compensation	0.05	0.05	0.17	0.17
Restructuring charges	0.00	0.01	0.01	0.08
Inventory step-up amortization	0.00	0.00	0.00	0.00
U.S. governmental inquiries	0.02	0.02	0.11	0.07
Appellate court decision	—	—	—	0.04
Acquired in-process research and development	—	—	—	0.06

Net income, as adjusted, per diluted share	$0.19	$0.19	$0.58	$0.61

Wright Medical Group, Inc.
Reconciliation of Effective Tax Rate, As Reported, to Effective Tax Rate, As Adjusted
(unaudited)

	Three Months Ended		Nine Months Ended
	September 30,	September 30,	September 30,	September 30,
	2009	2008	2009	2008
Effective tax rate, as reported	37.8%	34.8%	37.5%	51.6%
Non-cash, stock-based expense	(2.6%)	(1.3%)	(2.6%)	(3.2%)
Restructuring charges	0.0%	2.8%	0.1%	(4.1%)
Inventory step-up amortization	0.0%	0.0%	0.0%	0.0%
U.S. governmental inquiries	0.3%	0.3%	0.5%	(0.3%)
Appellate court decision	—	—	—	(0.3%)
Acquired in-process research and development	—	—	—	(5.8%)

Effective tax rate, as adjusted	35.5%	36.6%	35.5%	37.9%

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Wright Medical Group, Inc.
Condensed Consolidated Balance Sheets
(dollars in thousands—unaudited)

	September 30,	December 31,
	2009	2008
Assets
Current assets:
Cash and cash equivalents	$121,234	$87,865
Marketable securities	40,440	57,614
Accounts receivable, net	110,288	102,046
Inventories	166,339	176,059
Prepaid expenses and other current assets	45,839	53,071

Total current assets	484,140	476,655

Property, plant and equipment, net	137,665	133,651
Goodwill and intangible assets, net	71,497	70,772
Other assets	12,054	11,052

Total assets	$705,356	$692,130

Liabilities and stockholders’ equity
Current liabilities:
Accounts payable	$14,025	$15,877
Accrued expenses and other current liabilities	52,821	59,247
Current portion of long-term obligations	162	125

Total current liabilities	67,008	75,249
Long-term obligations	200,144	200,136
Other liabilities	3,939	5,117

Total liabilities	271,091	280,502

Stockholders’ equity	434,265	411,628

Total liabilities and stockholders’ equity	$705,356	$692,130